                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 2001, in the Registration Statement (Form S-1)
and related Prospectus of Morgan Group Holding Co. for the registration of
2,820,051 shares of its common stock.

                                                           /s/ Ernst & Young LLP

Stamford, Connecticut
November 23, 2001